Exhibit 25(b)


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM T-2

    STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                         ------------------------------


STANLEY BURG                                           ###-##-####
(Name of Trustee)                                 (Social Security Number)

60 WALL STREET
NEW YORK, NEW YORK                                     10005
(Business address, street,                           (Zip Code)
city and state)


             ------------------------------------------------------

                          NORTHWEST NATURAL GAS COMPANY
               (Exact name of obligor as specified in its charter)

            OREGON                                         93-0256722
(State or other jurisdiction of                 (IRS Employer Identification
incorporation or organization)                   no.)

                    ONE PACIFIC SQUARE, 220 N.W. SECOND AVE.
                             PORTLAND, OREGON 97209
                                 (503) 226-4211
                   (Address, including zip code and telephone
                         of principal executive offices)

             ------------------------------------------------------

                       SECURED MEDIUM-TERM NOTES, SERIES B

                       (Title of the indenture securities)

1.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each affiliation.

     None.

2.   List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility and qualification.

     None.

             ------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 1st day of October 2002.



                                    By:  _______________________________
                                          Stanley Burg
                                          (SIGNATURE OF TRUSTEE)

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each affiliation.

     None.

2.   List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility and qualification.

     None.

                  --------------------------------------------
                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 1st day of October 2002


                                    By:    /s/ Stanley Burg
                                        -----------------------------
                                               Stanley Burg
                                          (SIGNATURE OF TRUSTEE)